EXHIBIT 10.1

AMENDMENT ONE TO THE ORDERING DOCUMENT

ORACLE CONTRACT INFORMATION
This document ("Amendment One") amends the ordering document dated May 30, 2007, and all amendments and addenda thereto (the "ordering document") between Taleo Corporation ("you") and Oracle USA, Inc. ("Oracle").  All terms used but not otherwise defined in this Amendment One shall have the meanings given to such terms in the ordering document.

WHEREAS, subject to the terms and conditions of this Amendment One, the parties desire to amend the ordering document as follows:

(i)  Add to the majority owned subsidiary list of the Ordering Document those subsidiaries listed on the attached Exhibit A; and

(ii)  Extend the Deployment Period to end on [********].

WHEREAS, the parties also desire to amend the terms of the Unlimited Deployment Right such that if the Certified License Count for the Unlimited Deployment Program Licenses is [********] you shall be required to acquire additional licenses of such programs and technical support for such increased use.

WHEREAS, the parties also desire to amend and update certain other provisions of the ordering document, as set forth below;

NOW, THEREFORE, in consideration of the representations and agreements contained in this Amendment One and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the ordering document as follows:

1.   CHANGES TO THE ORDERING DOCUMENT

The ordering document shall be amended as follows:

a.   Delete the License Summary table in section A of the Ordering Document in its entirety and replace it with the following:

License Summary

Table One: Unlimited Deployment Program Licenses

Product Description / License Type	Quantity
*^Oracle Database Enterprise Edition — Processor Perpetual	Unlimited
*^Tuning Pack — Processor Perpetual	Unlimited
*^Diagnostics Pack — Processor Perpetual	Unlimited
*^Real Application Clusters — Processor Perpetual	Unlimited

[********] Confidential Treatment Requested.

Table Two: Quantity Based Program Licenses

Product Description / License Type	Quantity
^Partitioning — Processor Perpetual	36

b.   In the first paragraph following the License Summary table in section A, delete "for a two (2) year term" and replace with "for a term ending April 30, 2011".

c.   Add the following as a new, third paragraph under the License Summary tables:

"In addition, the program specified in Table One and Table Two above with a caret ("^") are limited use programs (the "Limited Use Programs").  These Limited Use Programs may only be used with your proprietary application as defined on the attached Proprietary Application Hosting Registration Form, attached to this Amendment One as Exhibit B and in accordance with the terms of section C.8 of the ordering document.

d.   Section B.4.b.  Add to the end of the first sentence in Section B.4.b (Total Support Stream), the following: "and (v) the Amendment Technical Support (as defined in Amendment One to this ordering document)".

e.   Section C.1.a.  Delete from the first sentence "for two (2) years" and replace with [********].

f.   Section C.1.b.

(i)   In the first sentence, delete "second (2nd) anniversary of the effective date of this ordering document" and replace with [********]; and

(ii)   Delete the second sentence and replace with the following:  "On the Certification Date, the Unlimited Deployment Period and the Unlimited Deployment Right shall terminate and the quantity of Unlimited Deployment Program Licenses acquired under this ordering document will be fixed as follows.  If the Certified License Count for an Unlimited Deployment Program License is [********], the quantity of Unlimited Deployment Program Licenses acquired under this ordering document for such program will be fixed at [********].  If the Certified License Count is [********], the quantity of Processor licenses of such program will be fixed at [********].  If the Certified License Count is [********], the quantity of Processor licenses of such program will be fixed at [********].  If the Certified License Count is [********], you must acquire additional licenses for such programs and technical support for such increased use in accordance with the terms of section 6 of this Amendment One.

g.   Section C.1.c.

(i)   Delete the third sentence and replace with the following:  "On the Accelerated Certification Date, the quantity of Unlimited Deployment Program Licenses acquired under this ordering document will be fixed as follows.  If the Certified License Count for an Unlimited Deployment Program License is [********], the quantity of Unlimited Deployment Program Licenses acquired under this ordering document for such program will be fixed at [********].  If the Certified License Count is [********], the quantity of Processor licenses of such program will be fixed at [********].  If the Certified License Count is [********], the quantity of Processor licenses of such program will be fixed at [********].  If the Certified License Count is [********], you must acquire additional licenses for such programs and technical support for such increased use in accordance with the terms of section 6 of this Amendment One.

[********] Confidential Treatment Requested.

h.   Section C.1.d.  In the second and third sentences, delete the reference to "Final License Count" and replace with "Certified License Count".

i.   Section C.2.a.  In the first sentence, deleted "If the Acquisition Total including the Increased Revenue of the Acquired Entity is [********] at the time such Acquired Entity is acquired then you" and replace with "You".

j.   Section C.2.b.  Delete Section C.2.b in its entirety.

k.   Section C.3.

(i)   Delete the third and fourth sentences and replace with the following:  "On the Accelerated Certification Date, the quantity of such Unlimited Deployment Program Licenses will be fixed as follows.  If the Certified License Count for an Unlimited Deployment Program License is [********], the quantity of Unlimited Deployment Program Licenses acquired under this ordering document for such program will be fixed at [********].  If the Certified License Count is [********], the quantity of Processor licenses of such program will be fixed at [********].  If the Certified License Count is [********], the quantity of Processor licenses of such program will be fixed at [********].  If the Certified License Count is [********], you must acquire additional licenses for such programs and technical support for such increased use in accordance with the terms of section 6 of this Amendment One.  If at any time after the Accelerated Certification Date your use of the programs exceeds the Certified License Count, you must acquire additional program licenses and technical support from Oracle for your increased usage in accordance with Oracle's then current prices and policies.

l.   Section C.11.  Add the following as a new section C.11., Estimated Worldwide Usage:

"The program licenses and services described in section A are for use worldwide, subject to U.S. export laws.  To enable Oracle to provide services and accurately report revenue for tax purposes, it is estimated that the program licenses listed in section A shall be installed an/or accessed in each applicable country as listed on the attached Estimated Worldwide Usage Exhibit (Exhibit C).  Your use of the programs is not limited to these estimates.

m.   Delete the Subsidiary exhibit attached to the ordering document and replace with the Subsidiary Exhibit attached to this Amendment One as Exhibit A.

2.   FEES DUE UNDER THIS AMENDMENT ONE

In consideration of the rights granted under this Amendment One, you agree to pay Oracle the license and first year technical support fees set forth in the table below.

Net Fees
License Fees	2,000,000.00
Technical Support Attributable to the Programs Acquired under this Amendment One	440,000.00
Technical Support Fee for Additional Terminated Licenses	1,267,662.10
Total Net Fees	3,707,662.10

All fees on this Amendment One are in U.S. Dollars.  All program licenses and the period of performance for all services acquired under this Amendment One are effective upon shipment of tangible media or upon the effective date of this Amendment One.  If shipment of tangible media is not required (such effective date being referred to as the "commencement date").

All fees under this Amendment One are non-cancelable and the sums paid nonrefundable, except as provided in the agreement.  License and services fees are invoiced as of the commencement date.  Service fees are invoiced in advance of the service performance; specifically, technical support fees are invoiced annually in advance.  In addition to the fees listed in this section, Oracle will invoice you for any applicable shipping charges or applicable taxes.

[********] Confidential Treatment Requested.

In entering into payment obligations under this Amendment One, you agree and acknowledge that you have not relied on the future availability of any program or updates.  However, (a) if you order technical support for programs licensed under this Amendment One, the preceding sentence does not relieve Oracle of its obligation to provide such technical support under this Amendment One if-and-when available, in accordance with Oracle's then current technical support policies, and (b) the preceding sentence does not change the rights granted to you for any program licensed under this Amendment One, per the terms of this Amendment One, the ordering document, and the agreement.  The program licenses provided in this Amendment One are offered separately from any other proposal for consulting services you may receive or have received from Oracle and do not require you to purchase Oracle consulting services.

Provided that you comply with the delivery terms in section 3 below, Oracle shall not invoice you for sales tax pursuant to California law based on the net license fees in this section 2 for the programs delivered by electronic download; however, you agree to indemnify and hold Oracle harmless from and against any claims, losses, damages, costs, and expenses arising from imposition of sales tax based on the net license fees for the program licenses listed in section 1.8 above.  Oracle shall invoice you and you are required to pay any applicable taxes related to the net technical support fees (specifically Software Update License & Support fees) for the ordered technical support services listed in this section 2.

3.   DELIVERY

Oracle has fulfilled all delivery obligations for every program listed in section 1.a above except for the programs listed in Table Two.  Oracle has made available to you for electronic download at the electronic delivery web site located at the following Internet URL: http://edelivery.oracle.com/exempt the programs listed in Table Two of section 1.a.  Through the Internet URL, you can access and electronically download to your California location the current production release as of the effective date below of the software and related program documentation for each of the programs listed in Table Two of section 1.a.  You shall have 60 days from the effective date of this ordering document to complete the download of the software and program documentation.  Please be advised that not all programs are available on all hardware/operating system combinations.  For current program availability please check the electronic delivery web site.  Oracle is under no further delivery obligation under this Amendment One, electronic or otherwise.  You agree to execute and return the attached Certificate of Electronic Delivery simultaneously with the execution and return of this Amendment One.  Should you require a replacement copy of the software or program documentation, such replacement copy shall also be delivered electronically.  You shall not be entitled to any replacement copy in the form of tangible media for the software or the program documentation, other than updates provided by Oracle under technical support service if ordered.  You acknowledge and agree that (a) you have not received any tangible media for the programs listed in Table Two of section 1.a as of the effective date of this Amendment One and (b) any rights to receive media granted under the agreement shall not be applicable to or provided for the programs listed in Table Two of section 1.a.  Further, you acknowledged that the electronic download delivery method shall be applicable to Oracle's delivery obligations for the initial copy of the programs listed in Table Two of section 1.a and shall not be applicable to any delivery of updates or technical support services ordered under this Amendment One.  You shall be responsible for installation of the software.

4.   ADDITIONAL TERMINATED LICENSES

a. General.  In connection with the Unlimited Deployment Right granted under this Amendment One, all licenses of any versions or releases of the Unlimited Deployment Program Licenses (and the Quantity Based License for the Partitioning program which has been restated herein as set forth in section 7, below) that were acquired by you and any Acquired Entities prior to the effective date of this Amendment One, and their associated CSI numbers (CPU Support Identification numbers), shall be terminated as of the effective date of this Amendment One (the "Additional Terminated Licenses").  The Additional Terminated Licenses are specified on the attached Additional Terminated Licenses Exhibit (Exhibit D) and are deemed added to the Terminated Licenses Exhibit under the ordering document.  Notwithstanding section 7 of this amendment, you shall not be entitled to a credit or refund for the Additional Terminated Licenses and will not be allowed to reinstate the Additional Terminated Licenses.  The parties agree to work in good faith to determine if any licenses were inadvertently omitted from Exhibit D (Additional Terminated Licenses).  In the event that any Additional Terminated Licenses were inadvertently omitted from the Additional Terminated Licenses Exhibit, they will be treated as licenses inadvertently omitted from Exhibit A (Terminated Licenses) of the Ordering Document in accordance with section B.4.c. of the ordering document.

[********] Confidential Treatment Requested.

5.   AMENDMENT ONE TECHNICAL SUPPORT CAP

The total annual technical support due under this Amendment One (The "Amendment Technical Support") includes: (1) annual technical support attributable to the programs acquired under this Amendment One (including without limitation the Additional Unlimited Deployment Program Licenses and the Additional Quantity Based Programs) and (ii) the annual technical support attributable to the Terminated Licenses (amended by this Amendment to include the support fees attributable to Additional Terminated Licenses).  Notwithstanding anything to the contrary, you acknowledge and agree that pursuant to the terms of this Amendment One, the Amendment Technical Support is hereby included in the definition of "Total Support Stream" as of the effective date of this Amendment One.  As of the effective date of this Amendment One, the Total Support Stream, including the Amendment Technical Support, is equal to $1,707,662.10.  For purposes of Oracle's technical support policies, the technical support acquired under both this Amendment One and the ordering document shall be considered to have been purchased under a single order.

Technical support for the program licenses acquired under section A of the ordering document (as amended by this Amendment One to include the Additional Unlimited Deployment Program Licenses and the Additional Quantity Based Program Licenses) may be renewed annually, and if you renew such technical support then, for the first and second renewal years (i.e., the renewal years commencing in 2010 and 2011) the fees for such technical support will [********] and if you renew such technical support for the third and fourth renewal years (i.e., the renewal years commencing in 2012 and 2013) the fees for such technical support will not increase by more than [********] over the prior year's fees.  The technical support caps set forth in the preceding sentences are granted, provided that (1) with respect to each technical support renewal year that occurs during the Unlimited Deployment Period, you renew the Total Support Stream, and (2) with respect to each technical support renewal year that occurs after the end of the Unlimited Deployment Period, you renew the total technical support due under the ordering document (as amended by this Amendment One) for the same number of licenses for the same programs as the previous year.  For purposes of determining the fee for the first renewal year of technical support for the program licenses acquired under section A of the ordering document (as amended by this Amendment One to include the Additional Unlimited Deployment Program Licenses and the Additional Quantity Based Program Licenses), the amount of the prior year's fees shall be equal to $1,707,662.10.

Notwithstanding anything to the contrary in this section, the technical support fees owed by you for the program licenses acquired under the ordering document and this Amendment One may increase as a result of any mergers or acquisitions of Acquired Entities in accordance with section C.2 of the ordering document and/or the purchase of program licenses under section 6 of this Amendment One and/or the inclusion of inadvertently omitted licenses in accordance with section B.4.c of the ordering document.

6.   ADDITIONAL LICENSES

a. From the effective date of this Amendment One until [********], you may order the programs (and first year of Software Update License and Support for the programs) at the appropriate license and support fees specified on the attached Price Hold Exhibit (Exhibit E), provided (i) such programs are available in production release when ordered; and (ii) you continuously maintain the Total Support Stream.

b. Each order placed pursuant to this section must be at least [********] in net license fees.  Your purchase on any such order of programs and/or license types that are not listed on the attached Price Hold Exhibit will count towards this minimum purchase amount.  Any relevant purchase minimums for the programs in effect as of the effective date of this Amendment One will apply to the Program licenses ordered under this section.

c. Each order placed pursuant to this section will specify Oracle's delivery obligation.  If the order specifies delivery, the programs will be delivered via electronic download.  If electronic download is not possible or otherwise agreed to by the parties, tangible media will be delivered.  Whenever the delivery of tangible media is required, you are charged for media and the shipping terms are FCA:Shipping Point Pre-paid and Add.

d. All technical support for program licenses acquired under the terms of this section shall be deemed part of the Total Support Stream.

[********] Confidential Treatment Requested.

7.   RESTATED PROGRAMS

The 36 Processor licenses of the Quantity Based License for the Partitioning program listed in section 1.a of this Amendment One were acquired by you under the ordering document in 2007 ("Restated Licenses").  The original license grant is hereby terminated, and the licenses for such Quantity Based Licenses are hereby restated and re-licensed under this Amendment One.  These Processor licenses for this Quantity Based License and their associated Customer Support Identifier (CSI) numbers are listed in the attached Additional Terminated Licenses Exhibit.  The annual technical support fees for these Restated Licenses are included in section 2 of this Amendment One.  The technical support fees associated with these Restated Licenses shall be deemed part of the Total Support Stream.

Subject to the modifications herein, the Ordering Document shall remain in full force and effect.  Capitalized terms used, but not defined, in this Amendment One shall have the applicable definition set forth in the Agreement and/or Ordering Document.

The effective date of this Amendment One is May 30, 2009. (to be completed by Oracle)

TALEO CORPORATION	ORACLE USA, INC.
Authorized Signature: /s/ Josh Faddis	Authorized Signature: /s/ Jay Bailey
Name: Josh Faddis	Name: Jay Bailey
Title: GVP Legal	Title: Director
Signature Date: 30 May 2009	Signature Date: May 31, 2009 2:30 pm PST

[********] Confidential Treatment Requested.

EXHIBIT A

SUBSIDIARY LIST

Taleo Corporation; USA
9090-5415 Quebec, Inc. (Holding Company); Quebec, Canada
Taleo (Canada) Inc; Quebec, Canada
Taleo (Europe) BV; Netherlands
Taleo (UK) Limited; United Kingdom
Taleo (France) SAS; France
Taleo (Singapore) Pte Ltd; Singapore
Taleo (Australia) Pte Limited; Australia
Vurv Technology LLC; USA
Knowledge Point, LLC; USA
Vurv Technology Limited; USA
Vurv Technology Australia Pte Ltd; Australia
Vurv Technology SAS; France

[********] Confidential Treatment Requested.

EXHIBIT B

PROPRIETARY APPLICATION HOSTING REGISTRATION FORM

Name of commercially available application/service offering:	Taleo Talent Management Suite
Application/service description (please provide as much detail as possible):	Please visit: http://www.taleo.com
Functions and objectives of the application/service offering (please provide as much detail as possible):	Please visit: http://www.taleo.com
Application architecture (please provide a detailed description as to how the application will interact with the Oracle database, i.e., web based, multiplexing, client/server, etc.):	N-tiered, web based architecture. Taleo application servers process transaction requests received from user browsers using a JDBC connection to an Oracle database.
Physical location of the hardware and software being hosted:	Canada, USA, UK, Netherlands & Australia
Target markets and users:	Fortune 1000 companies that have needs for a Talent Management solution
Expected number of end user companies:	10000

[********] Confidential Treatment Requested.

EXHIBIT C

ESTIMATED WORLDWIDE USAGE

USA

Program	Quantity	License Type
Database Enterprise Edition	[********]	Processor Perpetual
Real Application Clusters	[********]	Processor Perpetual

CANADA

Program	Quantity	License Type
Database Enterprise Edition	[********]	Processor Perpetual
Real Application Clusters	[********]	Processor Perpetual

[********] Confidential Treatment Requested.

EXHIBIT D

ADDITIONAL TERMINATED LICENSES

Existing License	Existing Quantity	Existing Metric	CSI #
Diagnostics Pack	[********]	Processor	[********]
Oracle Database Enterprise Edition	[********]	Processor	[********]
Partitioning	[********]	Processor	[********]
Real Application Clusters	[********]	Processor	[********]
Tuning Pack	[********]	Processor	[********]

[********] Confidential Treatment Requested.

EXHIBIT E

PRICE HOLD

Product Description	Metric	Quantity	License Fee	Software Update License & Support Fee
Oracle Database Enterprise Edition	Processor	1	[********]	[********]
Real Application Clusters	Processor	1	[********]	[********]
Diagnostics Pack	Processor	1	[********]	[********]
Tuning Pack	Processor	1	[********]	[********]
			[********]	[********]

[********] Confidential Treatment Requested.

CERTIFICATE OF ELECTRONIC DELIVERY

This Certificate of Electronic Delivery is executed as of the effective date set forth below by Taleo Corporation ("you") and relates to the electronic delivery of certain software programs provided by Oracle USA, Inc. ("Oracle").  This Certificate of Electronic Delivery shall be governed by the terms of the Oracle License and Service Agreement between you and Oracle dated May 30, 2007, (the "agreement").

1.
As of the date of this Certificate of Electronic Delivery, you agree that Oracle has provided you with an Internet URL through which you can download all the programs provided in the ordering document between Oracle and you dated May 30, 2009, (the "ordering document").  You will have 60 days from the effective date of the ordering document to complete your download of the programs provided.

2.
You agree that Oracle has completed all of the delivery responsibilities required by the ordering document and the agreement and no additional shipment of the programs on tangible media (CD's, Disks, Tapes, etc.) shall be provided or is required.

The Effective Date of this Certificate of Electronic Delivery is May 30, 2009.

Taleo Corporation

By:	/s/ Josh Faddis

Name:	Josh Faddis

Title:	GVP Legal

[********] Confidential Treatment Requested.

AMENDMENT TWO

ORACLE CONTRACT INFORMATION
This amendment amends the Oracle License and Services Agreement VQ40407, dated May 30, 2007, and all amendments and addends thereto (the "agreement") between you and Oracle USA, Inc ("Oracle").

The parties agree to amend the agreement as follows:

I.	Section B Applicability of Agreement

Delete the sentence under Section B Applicability of Agreement, and replace with the following:

"You may place additional orders under this agreement until [********].  Additional orders will reference this agreement as OLSAv040407-11890268-30-MAY-2007 "

Subject to the modifications herein, the agreement shall remain in full force and effect.

The effective date of this amendment is May 30, 2009.  (to be completed by Oracle)

TALEO CORPORATION	ORACLE USA, INC.
Authorized Signature: /s/ Josh Faddis	Authorized Signature: /s/ Jay Bailey
Name: Josh Faddis	Name: Jay Bailey
Title: GVP Legal	Title: Director
Signature Date: 30 May 2009	Signature Date: May 31, 2009 2:30 pm PST

[********] Confidential Treatment Requested.